MAINSTAY FUNDS TRUST

Supplement dated September 22, 2016 (“Supplement”)

to the MainStay Cushing® Funds Statement of Additional Information (“SAI”)

dated March 31, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

In the section entitled, “Portfolio Managers: Portfolio Manager Compensation Structure and Potential Conflicts of Interest” the lead in paragraph and current table are deleted and replaced with the following:

The following table states, as of December 31, 2015, the dollar range of fund securities beneficially owned by each Portfolio Manager in the MainStay Group of Funds ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, or over $1,000,000).

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Judd B. Cryer	None	$0
Kevin P. Gallagher	None	$0
Saket Kumar	None	$0
Matthew A. Lemme	MainStay Cushing Renaissance Advantage Fund	$100,001 - $500,000
Jerry V. Swank[1]	MainStay Cushing MLP Premier Fund	$50,001 - $100,000
	MainStay Cushing Renaissance Advantage Fund	$100,001 - $500,000
	MainStay Cushing Energy Income Fund	$10,001 - $50,000

[1]	An affiliate of the Subadvisor purchased shares of the predecessor funds in order to provide the predecessor funds with over $100,000 of net capital as required by the 1940 Act. Mr. Swank may be deemed to be a beneficial owner of the Funds’ shares by virtue of his control of the Subadvisor and of the affiliate that purchased the shares.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.